Quarterly Holdings Report
for
Fidelity® Select Portfolios®
Defense and Aerospace Portfolio
November 30, 2021
DEF-NPRT3-0122
1.810679.117
Common Stocks - 99.8%
	Shares	Value ($)
Aerospace & Defense - 83.8%
Aerospace & Defense - 83.8%
AerSale Corp. (a)	400,000	7,236,000
Airbus Group NV (b)	300,000	33,486,004
Astra Space, Inc. Class A (a)(b)	300,000	3,291,000
Axon Enterprise, Inc. (b)	15,000	2,531,850
BWX Technologies, Inc.	1,325,000	63,202,500
Curtiss-Wright Corp.	75,000	9,436,500
Elbit Systems Ltd. (a)	140,000	20,514,200
General Dynamics Corp.	25,000	4,724,250
HEICO Corp. Class A	675,000	83,835,000
Howmet Aerospace, Inc.	1,950,000	54,853,500
Huntington Ingalls Industries, Inc.	275,000	48,815,250
Kratos Defense & Security Solutions, Inc. (b)	3,250,000	64,057,500
Lockheed Martin Corp.	165,000	54,997,800
Maxar Technologies, Inc. (a)	900,000	24,777,000
Mynaric AG ADR	200,000	3,258,000
Northrop Grumman Corp.	500,000	174,400,000
Raytheon Technologies Corp.	1,300,000	105,196,000
The Boeing Co. (b)	1,650,000	326,452,501
TransDigm Group, Inc. (b)	120,000	69,366,000
Triumph Group, Inc. (b)	1,250,000	20,950,000
Vectrus, Inc. (b)	425,000	17,782,000
		1,193,162,855
Diversified Financial Services - 0.4%
Other Diversified Financial Services - 0.4%
Tailwind Two Acquisition Corp. Class A	600,000	5,934,000
Electronic Equipment & Components - 4.4%
Electronic Equipment & Instruments - 4.4%
Teledyne Technologies, Inc. (b)	150,000	62,293,500
Machinery - 4.8%
Industrial Machinery - 4.8%
RBC Bearings, Inc. (b)	75,000	14,826,750
Woodward, Inc.	500,000	52,900,000
		67,726,750
Professional Services - 4.6%
Research & Consulting Services - 4.6%
Booz Allen Hamilton Holding Corp. Class A	100,000	8,394,000
CACI International, Inc. Class A (b)	175,000	45,400,250
KBR, Inc.	250,000	11,000,000
		64,794,250
Software - 0.2%
Systems Software - 0.2%
Telos Corp.	200,000	3,150,000
Trading Companies & Distributors - 1.6%
Trading Companies & Distributors - 1.6%
AerCap Holdings NV (b)	200,000	11,208,000
Air Lease Corp. Class A	300,000	12,177,000
		23,385,000
TOTAL COMMON STOCKS (Cost $1,012,041,305)		1,420,446,355

Money Market Funds - 1.7%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (c)	607,595	607,716
Fidelity Securities Lending Cash Central Fund 0.07% (c)(d)	24,315,627	24,318,058
TOTAL MONEY MARKET FUNDS (Cost $24,925,774)		24,925,774

TOTAL INVESTMENT IN SECURITIES - 101.5% (Cost $1,036,967,079)	1,445,372,129
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(21,847,396)
NET ASSETS - 100.0%	1,423,524,733

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	6,176,790	127,200,083	132,769,157	810	-	-	607,716	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	12,101,306	198,810,366	186,593,614	216,572	-	-	24,318,058	0.1%
Total	18,278,096	326,010,449	319,362,771	217,382	-	-	24,925,774

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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